                                                                   Exhibit 10.3E

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                                 LCS GOLF, INC.
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THE SECURITIES  OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD
IN RELIANCE ON EXEMPTIONS FROM THE  REGISTRATION  REQUIREMENTS OF SUCH LAWS. THE
SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT
BE  TRANSFERRED  OR RESOLD  EXCEPT AS  PERMITTED  UNDER  SUCH LAWS  PURSUANT  TO
REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES  AND EXCHANGE  COMMISSION OR ANY OTHER  REGULATORY
AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE
MERITS OF THIS  OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING  MATERIALS.
ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                               Offering: $200,000

This offering  consists of $200,000 of LCS Golf,  Inc.  Convertible  Debentures,
convertible into Common Stock as provided in this Subscription Agreement.

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                             SUBSCRIPTION AGREEMENT

                               -------------------

                             SUBSCRIPTION AGREEMENT

            This Subscription Agreement  ("Agreement") is made between LCS Golf,
Inc.,  ("Company")  a  Delaware  corporation,  and the  undersigned  prospective purchaser  ("Purchaser") who is subscribing hereby to purchase up  o $200,000 of the Company's convertible debentures (the "Debentures"), which converts into the
Company's  common  stock  ("Common  Stock").  A copy of the form of Debenture is attached  hereto as Exhibit A. The  Debentures  being offered will be separately transferable,  to the extent that any such  transfer is  permitted  by law.  The
Debentures and the underlying  shares of Common Stock are collectively  referred to as the "Securities". This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement together with any Exhibits thereto,  relating to an offering (the "Offering") of the  Company's  Securities.  This  Offering is  comprised  of an offering of the
Securities  to  accredited  investors  in  accordance  with the  exemption  from registration  under Section 4(2) of the  Securities Act of 1933, as amended (the
"1933  Act"),  and Rule  506 of  Regulation  D  promulgated  under  the 1933 Act
("Regulation D").

1.          SUBSCRIPTION.

            (a) The Purchaser hereby subscribes for that amount of the Company's
Debentures  as is  stated  on  the  "Signature  Page"  of  this  Agreement.  The
Debentures shall pay 8% cumulative interest in cash or in freely tradable Common
Stock of the Company,  at the Company's  option, at the time of each conversion.
If paid in Common Stock,  the number of shares of the Company's  Common Stock to be received shall be determined by dividing the dollar amount of the dividend by the lesser of: (i) $.12 or (ii) 80% of the Market  Price.  "Market  Price" shall mean the average of the three (3) lowest closing bid prices for the Common Stock as  reported  by  Bloomberg,  L.P.  during  the  twenty-two  (22)  trading  days immediately  preceding  the  conversion  date.  If the interest is to be paid in cash,  the Company shall make such payment within three (3) business days of the date of conversion.  If the interest is to be paid in Common Stock,  said Common
Stock shall be  delivered to the  Purchaser,  or per  Purchaser's  instructions, within three (3) business days of the date of  conversion.  The  Debentures  are subject to  automatic  conversion  at the end of five (5) years from the date of issuance  at  which  time  all  Debentures  outstanding  will  be  automatically converted based upon the formula set forth in the Debenture.  In the event there is more than one closing (each a "Closing")  shall be deemed to have occurred on the date the funds are received by the Company (each a "Closing Date").

            (b) Concurrently with the first Closing,  Dr. Michael Mitchell shall execute a Guarantee Agreement,  a stock pledge agreement and an escrow agreement in the forms  attached  hereto as Exhibit A, Exhibit B, Exhibit C,  respectively and deposit with Olshan Grundman Frome  Rosenzweig & Wolosky LLP ("OGFRW" or the

"Escrow  Agent")  certificates  representing  750,000  shares of  Common  Stock, executed stock powers for each  certificate  representing  such shares of Common
Stock, and a letter of authorization  authorizing the transfer agent to transfer such certificates into the names of the the purchasers or their designees.

            (b)  OGFRW  has  acted  as legal  counsel  for the  Company  and may continue to act as legal  counsel for the  Company.  The  Purchaser  has had the opportunity  to consult with its own legal and financial  advisors  prior to the signing  of the  Agreement.  The  Purchaser  consents  to OGFRW  acting  in such capacity  as legal  counsel  for the  Company  and  waives  any claim  that such representation represents a conflict of interest on the part of OGFRW.

2.          PURCHASER'S REPRESENTATIONS AND WARRANTIES.

            The Purchaser represents and warrants to the Company that:

            (a)  Investment  Purpose.  The Purchaser is acquiring the Securities for its own  account for  investment  only and not with a view  towards,  or for resale in  connection  with,  the public sale or  distribution  thereof,  except pursuant to sales registered or exempted under the 1933 Act; provided,  however, that by making the representations  herein, the Purchaser does not agree to hold any of the  Securities  for any minimum or other  specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a  registration  statement  or an  exemption  under the 1933 Act.  Purchaser  is neither  an  underwriter  of,  nor a  dealer  in,  the  Securities  and  is  not participating in the distribution or resale of the Securities.

            (b)  Accredited  Purchaser  Status;   Sophisticated  Purchaser.  The
Purchaser is an "accredited  investor" as that term is defined in Rule 501(a) of
Regulation  D  under  the  1933  Act.   The   Purchaser   has  such   knowledge,
sophistication  and  experience  in business and  financial  matters so as to be capable of evaluating the merits and risks of the prospective  investment in the
Securities.

            (c)  Reliance on  Exemptions.  The  Purchaser  understands  that the
Securities  are being offered and sold to it in reliance on specific  exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser's  compliance with, the representations,  warranties,  agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine  the  availability  of  such  exemptions  and the  eligibility  of the
Purchaser to acquire such Securities.

            (d) Information.  The Purchaser and its advisors,  if any, have been furnished  with or have had access to all  materials  relating to the  business, finances and  operations of the Company and materials  relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence  investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify,  amend  or  affect  the  Purchaser's  right  to  rely  on the  Company's representations  and  warranties  contained  in Section 3 below.  The  Purchaser understands  that its  investment  in the  Securities  involves a high degree of risk. The Purchaser has sought such  accounting,  legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

            (e) No Governmental Review. The Purchaser understands that no United
States federal or state agency or any other  government or  governmental  agency has passed on or made any recommendation or endorsement of the Securities or the fairness  or  suitability  of the  investment  in the  Securities  nor have such authorities  passed  upon  or  endorsed  the  merits  of  the  offering  of  the
Securities.

            (f) Transfer or Resale.  The  Purchaser  understands  that except as provided in the Registration Rights Agreement:  (i) the Securities have not been and are not being  registered  under the 1933 Act or any state  securities laws, and may not be  offered  for sale,  sold,  assigned  or  transferred  unless (A)
subsequently  registered for resale thereunder and sold, assigned or transferred in accordance with an effective registration statement,  (B) the Purchaser shall have delivered to the Company an opinion of counsel,  in a generally  acceptable form, to the effect that such Securities to be sold, assigned or transferred may
be  sold,   assigned  or   transferred   pursuant  to  an  exemption  from  such
registration,   or  (C)  the  Purchaser  provides  the  Company  with  assurance reasonably  acceptable to the Company that such Securities can be sold, assigned or  transferred  pursuant  to Rule  144  promulgated  under  the  1933 Act (or a successor rule thereto)  ("RULE 144");  (ii) any sale of the Securities  made in reliance on Rule 144 may be made only in  accordance  with the terms of Rule 144 and further,  if Rule 144 is not applicable,  any resale of the Securities under circumstances  in which the seller (or the person through whom the sale is made)
may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC  thereunder;  and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state  securities  laws or to comply  with the terms and  conditions  of any exemption thereunder.  The Purchaser agrees that the sale of the Securities will be in compliance with all applicable  state and federal  securities  laws, rules and  regulations  and the rules and  regulations  of the  Principal  Market,  if applicable.  The "Principal Market" shall mean the principal market or principal securities  exchange  or trading  market on which the Common  Stock is traded or listed.

            (g) Legends. The Purchaser  understands that, until such time as the
Securities  have been  transferred  to a person who may trade the  Common  Stock without  restriction  under  the 1933 Act as  contemplated  by the  Registration

Rights Agreement,  the certificates  representing the Securities,  except as set forth below,  shall bear a  restrictive  legend in  substantially  the following form:

            THE SECURITIES  EVIDENCED BY THIS  CERTIFICATE  MAY NOT BE
            OFFERED OR SOLD,  TRANSFERRED,  PLEDGED,  HYPOTHECATED  OR
            OTHERWISE  DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE
            REGISTRATION  STATEMENT  UNDER THE SECURITIES ACT OF 1933,
            AS AMENDED, (ii) TO THE EXTENT APPLICABLE,  RULE 144 UNDER
            THE ACT (OR ANY  SIMILAR  RULE UNDER SUCH ACT  RELATING TO
            THE DISPOSITION OF  SECURITIES),  OR (iii) IF AN EXEMPTION
            FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

            The legend set forth above  shall be removed  and the Company  shall issue a  certificate  without such legend to the holder of the  Securities  upon which it is stamped, if, unless otherwise required by state securities laws, (i)
such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale  transaction,  such holder  provides  the Company with an opinion of counsel,  in a generally  acceptable  form,  to the effect  that a public  sale, assignment or transfer of such Securities may be made without registration under the 1933  Act,  or (iii)  such  holder  provides  the  Company  with  assurances reasonably  acceptable to the Company that such  Securities can be sold pursuant to Rule 144 without any restriction as to (A) the number of securities  acquired as of a particular date that can then be immediately sold or (B) manner of sale.
The Purchaser  covenants  that, in connection with any transfer of Securities by it pursuant to an effective  registration  statement under the 1933 Act, it will
(i) comply with the applicable prospectus delivery requirements of the 1933 Act, provided  that  copies  of a  current  prospectus  relating  to  such  effective registration  statement  are or have been  supplied to the  Purchaser,  and (ii)
comply  with the  "Plan  of  Distribution"  section  of the  current  prospectus relating to such effective registration statement.

            (h)  Authorization;  Enforcement.  This  Agreement has been duly and validly  authorized,  executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser  enforceable  against the Purchaser in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization,  moratorium, liquidation  and other  similar laws  relating to, or affecting  generally,  the enforcement of applicable creditors' rights and remedies.

            (i) No Conflicts.  The execution,  delivery and  performance of this
Agreement  by  the  Purchaser  and  the  consummation  by the  Purchaser  of the transactions  contemplated  hereby  will not (i)  result in a  violation  of the
Articles of  Incorporation or the By-laws or (ii) conflict with, or constitute a material  default  (or an event which with notice or lapse of time or both would become a material  default)  under, or give to others any rights of termination, amendment,  acceleration or cancellation of, any material  agreement,  contract,

indenture, mortgage, indebtedness or instrument to which the Purchaser or any of its Subsidiaries ("Subsidiaries" means any entity in which the Company, directly or indirectly,  owns capital stock or holds an equity or similar  interest) is a party, or result in a violation of any law, rule, regulation, order, judgment or decree  applicable to the Purchaser or any of its  Subsidiaries  or by which any property  or  asset  of the  Purchaser  or any of its  Subsidiaries  is bound or affected.

            3.          COMPANY'S REPRESENTATIONS AND WARRANTIES.

            Except as set forth in the Schedules  attached  hereto,  the Company represents and warrants to the Purchaser that:

            (a) Organization and Qualification. The Company and its Subsidiaries
are corporations  duly organized and validly existing in good standing under the laws of the  State of  Delaware,  and have the  requisite  corporate  power  and authorization  to own their  properties  and to carry on their  business  as now being  conducted.  The Company  represents and warrants that the Company and its
Subsidiaries  are in material  compliance,  to the extent  applicable,  with all reporting  obligations  under either  Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934 (the "1934 Act").  Each of the Company and its Subsidiaries
is  duly  qualified  as a  foreign  corporation  to do  business  and is in good standing in every  jurisdiction in which its ownership of property or the nature of the business  conducted by it makes such qualification  necessary,  except to the extent that the failure to be so qualified or be in good standing  would not have a Material  Adverse Effect.  As used in this Agreement,  "Material  Adverse
Effect" means any material adverse effect on the business,  properties,  assets, operations,  results of  operations,  financial  condition  or  prospects of the
Company and its  Subsidiaries,  if any, taken as a whole, or on the transactions contemplated  hereby or by the agreements and  instruments to be entered into in connection  herewith,  or on the  authority or ability of the Company to perform its obligations under this Agreement,  the Registration Rights Agreement and the
Debenture (collectively, the "Transaction Documents").

            (b) Authorization;  Enforcement;  Compliance with Other Instruments.
(i) The Company has the  requisite  corporate  power and authority to enter into and perform all actions  contemplated by the Transaction  Documents and to issue the Common  Stock in  accordance  with the terms  hereof and  thereof,  (ii) the execution  and  delivery  of the  Transaction  Documents  by the Company and the
consummation  by  it  of  the  transactions  contemplated  hereby  and  thereby, including  without  limitation the  reservation for issuance and the issuance of the  Common  Stock  pursuant  to this  Agreement,  have  been  duly and  validly authorized  by the  Company's  Board of  Directors  and no  further  consent  or authorization  is  required  by the  Company,  its  Board of  Directors,  or its
shareholders,  (iii)  the  Transaction  Documents  have  been  duly and  validly executed  and  delivered  by the  Company,  and (iv) the  Transaction  Documents
constitute the valid and binding  obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general  principles of equity or applicable  bankruptcy,  insolvency,
reorganization,   moratorium,  liquidation  or  similar  laws  relating  to,  or affecting generally, the enforcement of creditors' rights and remedies.

            (c)  Capitalization.  As of the date hereof,  the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which as of the date hereof,  20,282,225 shares are issued and outstanding,  and up to
4,478,000  shares of Common  Stock are  issuable  upon the  exercise of options, warrants and conversion  rights.  All of such  outstanding  shares have been, or upon  issuance  will be,  validly  issued and are fully paid and  nonassessable.
Except as  disclosed  in the  attached  Schedule  of Debt,  (i) no shares of the
Company's  capital stock are subject to  preemptive  rights or any other similar rights or any liens or encumbrances  suffered or permitted by the Company,  (ii)
there are no outstanding debt securities,  (iii) there are no outstanding shares of capital stock,  options,  warrants,  scrip,  rights to subscribe to, calls or commitments  of any  character  whatsoever  relating to, or securities or rights convertible  into,  any  shares of  capital  stock of the  Company or any of its
Subsidiaries, or contracts, commitments, understandings or arrangements by which the  Company  or  any of  its  Subsidiaries  is or may  become  bound  to  issue additional  shares of capital stock of the Company or any of its Subsidiaries or options,  warrants,  scrip,  rights to subscribe to, calls or commitments of any character  whatsoever relating to, or securities or rights convertible into, any shares of capital  stock of the Company or any of its  Subsidiaries,  (iv) there are  no  agreements  or  arrangements  under  which  the  Company  or any of its
Subsidiaries is obligated to register the sale of any of their  securities under the 1934 Act  (except  the  Registration  Rights  Agreement),  (v)  there are no outstanding  securities of the Company or any of its Subsidiaries  which contain any redemption or similar provisions,  and there are no contracts,  commitments, understandings  or arrangements by which the Company or any of its  Subsidiaries is or may  become  bound  to  redeem a  security  of the  Company  or any of its
Subsidiaries,   (vi)  there  are  no   securities  or   instruments   containing
anti-dilution  or similar  provisions  that will be triggered by the issuance of the Securities as described in this  Agreement,  (vii) the Company does not have any stock  appreciation  rights or "phantom  stock" plans or  agreements  or any similar plan or agreement  and (viii) there is no dispute as to the class of any shares  of the  Company's  capital  stock.  The  Company  has  furnished  to the
Purchaser,  or the Purchaser  has had access  through  EDGAR  ("Electronic  Data
Gathering,  Analysis,  and Retrieval System") to, true and correct copies of the
Company's  Articles  of  Incorporation,  as in  effect on the date  hereof  (the
"Articles Of  Incorporation"),  and the Company's  By-laws,  as in effect on the date hereof (the "By-laws `), and the terms of all securities  convertible  into or exercisable  for Common Stock and the material  rights of the holders thereof in respect thereto.

            (d) Issuance of Common Stock.  Upon issuance in accordance with this
Agreement, the Common Stock will be validly issued, fully paid and nonassessable and free from all taxes,  liens and charges with  respect to the issue  thereof.
The  issuance by the Company of the  Debentures  is being made in reliance on an exemption from registration  under the 1934 Act. In the event the Company cannot register  sufficient shares, due to the remaining number of authorized shares of
Common  Stock  being  insufficient,  the  Company  will use its best  efforts to register the maximum  number of shares it can based on the remaining  balance of authorized  shares and will use its best  efforts to increase  the number of its authorized shares as soon as reasonably practicable.

            (e) No  Conflicts.  Except for issues  (which  cannot be assessed at this time)  arising  from  letters of intent  executed by the Company and Swartz
Private  Equity,  LLC and May Davis  Group,  Inc. or an  affiliate  or designees thereof, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby  and  thereby  will not (i)  result in a  violation  of the  Articles  of
Incorporation,  any Certificate of  Designations,  Preferences and Rights of any
outstanding  series of  preferred  stock of the  Company or the  By-laws or (ii)
conflict  with, or constitute a material  default (or an event which with notice or lapse of time or both would  become a  material  default)  under,  or give to others any rights of termination,  amendment,  acceleration or cancellation  of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which  the  Company  or any of its  Subsidiaries  is a party,  or result in a violation of any law, rule,  regulation,  order,  judgment or decree  (including
United States federal and state  securities  laws and  regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its
Subsidiaries  or by which any  property  or asset of the  Company  or any of its
Subsidiaries  is bound or  affected,  the result of which  would have a Material
Adverse Effect.  Neither the Company nor its Subsidiaries is in violation of any term of, or in default under, the Articles of Incorporation,  any Certificate of
Designations,  Preferences  and Rights of any  outstanding  series of  preferred stock of the Company or the By-laws or their organizational  charter or by-laws, respectively,  or any contract  (except for an agreement with Traffix,  Inc. for which the parties have executed a forbearance Agreement),  agreement,  mortgage, indebtedness,  indenture,  instrument, judgment, decree or order or any statute, rule or  regulation  applicable to the Company or its  Subsidiaries,  except for
possible   conflicts,   defaults,   terminations,   amendments,   accelerations,
cancellations  and violations  that would not  individually  or in the aggregate have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being  conducted,  and shall not be  conducted,  in violation of any law, statute,  ordinance,  rule, order or regulation of any governmental authority or agency,  regulatory or  self-regulatory  agency,  or court,  except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically  contemplated by this
Agreement  and as required  under the 1933 Act,  the Company is not  required to obtain  any  consent,  authorization,  permit or order of, or make any filing or registration  (except the filing of a registration  statement)  with, any court, governmental authority or agency,  regulatory or self-regulatory agency or other third  party  in  order  for  it to  execute,  deliver  or  perform  any  of its obligations  under, or contemplated by, the Transaction  Documents in accordance with the terms hereof or thereof. All consents, authorizations, permits, orders, filings and  registrations  which the Company is required to obtain  pursuant to the  preceding  sentence  have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date  hereof.  The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.  To the Company's knowledge it is not, and will not be, in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the  Closing  Dates and is not aware of any facts which would  reasonably  lead to delisting of the Common Stock by the  Principal
Market in the foreseeable future.

            (f) SEC  Documents;  Financial  Statements.  Since January 2000, the
Company has filed all reports,  schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the  reporting  requirements of the 1934 Act (all of the  foregoing  filed  prior to the date  hereof and all exhibits  included  therein and financial  statements and schedules  thereto and documents incorporated by reference therein being hereinafter referred to as the
"SEC   Documents").   The  Company  has   delivered  to  the  Purchaser  or  its
representatives, or they have had access through EDGAR, true and complete copies of the SEC  Documents.  As of their  respective  dates,  to the knowledge of the
Company,   the  SEC  Documents  complied  in  all  material  respects  with  the requirements  of the  1934  Act  and  the  rules  and  regulations  of  the  SEC promulgated thereunder applicable to the SEC Documents, and, to the knowledge of the  Company,  none of the SEC  Documents,  at the time they were filed with the
SEC,  contained  any untrue  statement of a material  fact or omitted to state a material fact required to be stated  therein or necessary to make the statements therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading.  As of their respective dates, to the knowledge of the Company,  the financial statements of the Company included in the SEC Documents complied as to form in all material  respects with applicable  accounting  requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally  accepted  accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise  indicated in such financial  statements or the notes  thereto,  or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary  statements)  and fairly present in all material respects the financial  position of the Company as of the dates thereof and the  results of its  operations  and cash flows for the  periods  then ended
(subject,  in the  case  of  unaudited  statements,  to  normal  year-end  audit adjustments),  to the  knowledge of the Company,  no other  written  information provided by or on behalf of the Company to the  Purchaser  which is not included in the SEC Documents, including, without limitation,  information referred to in
Section 3(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.
Neither  the  Company  nor any of its  Subsidiaries  or any of  their  officers, directors,  employees or agents have provided the  Purchaser  with any material, nonpublic  information which was not publicly disclosed prior to the date hereof and any material, nonpublic information provided to the Purchaser by the Company or its  Subsidiaries  or any of their officers,  directors,  employees or agents prior to any Closing Date shall be publicly  disclosed  by the Company  prior to such Closing Date.

            (g)  Absence  of Certain  Changes.  Except as  disclosed  in the SEC
Documents  filed at least ten (10) days prior to the date hereof,  since January
2000,  there has been no  change or  development  in the  business,  properties, assets, operations,  financial condition,  results of operations or prospects of the  Company  or its  Subsidiaries  which  has had or  reasonably  could  have a
Material  Adverse  Effect.  The  Company  has not taken any steps,  and does not currently  expect  to  take  any  steps,  to  seek  protection  pursuant  to any bankruptcy  law nor does the Company or its  Subsidiaries  have any knowledge or reason to believe that its creditors intend to initiate  involuntary  bankruptcy proceedings.

            (h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding,  inquiry or investigation before or by any court,  public board,  government agency,  self-regulatory  organization or body pending or, to the knowledge of the executive  officers of Company or any of its
Subsidiaries,  threatened against or affecting the Company,  the Common Stock or any of the  Company's  Subsidiaries  or any of the  Company's  or the  Company's
Subsidiaries'  officers or directors in their  capacities  as such,  in which an adverse decision could have a Material Adverse Effect.

            (i) Acknowledgment Regarding Purchaser's Purchase of the Debentures.
The Company  acknowledges  and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and
the  transactions   contemplated   hereby  and  thereby.   The  Company  further
acknowledges  that  the  Purchaser  is not  acting  as a  financial  advisor  or fiduciary  of the  Company  (or in any  similar  capacity)  with  respect to the
Transaction  Documents and the transactions  contemplated hereby and thereby and any advice given by the Purchaser or any of its  respective  representatives  or agents  in  connection  with  the  Transaction  Documents  and the  transactions contemplated hereby and thereby is merely incidental to the Purchaser's purchase of the  Securities.  The Company  further  represents to the Purchaser  that the
Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

            (j)   No   Undisclosed   Events,   Liabilities,    Developments   or
Circumstances. No event, liability,  development or circumstance has occurred or exists,  or to its  knowledge  is  contemplated  to occur,  with  respect to the

                                       10

Company or its Subsidiaries or their respective  business,  properties,  assets, prospects,  operations  or  financial  condition,  that would be  required to be disclosed by the Company  under  applicable  securities  laws on a  registration statement  filed with the SEC relating to an issuance and sale by the Company of its Common Stock.

            (k) No General  Solicitation.  Neither the  Company,  nor any of its
affiliates,  nor any person  acting on its or their  behalf,  has engaged in any form of general  solicitation  or general  advertising  (within  the  meaning of
Regulation  D under  the 1933 Act) in  connection  with the offer or sale of the
Securities.

            (l) No Integrated Offering.  To its knowledge,  neither the Company, nor any of its  affiliates,  nor any person  acting on its or their  behalf has, directly or  indirectly,  made any offers or sales of any  security or solicited any  offers  to  buy  any  security,  under  circumstances  that  would  require registration  under  the 1933 Act of the  Company's  sale  and  issuance  of the
Securities to the  Purchaser or cause this Offering to be integrated  with prior offerings  by the  Company  for  purposes  of  the  1933  Act or any  applicable shareholder approval provisions,  including, without limitation, under the rules and  regulations  of the  Principal  Market,  nor will the Company or any of its
Subsidiaries take any action or steps that would require  registration under the
1933 Act of the Company's  sale and issuance of the  Securities to the Purchaser or cause the offering of the Securities to be integrated with other offerings.

            (m)  Employee  Relations.   Neither  the  Company  nor  any  of  its
Subsidiaries is involved in any union labor dispute nor, to the knowledge of the
Company or any of its Subsidiaries, is any such dispute threatened.  Neither the
Company  nor any of its  Subsidiaries  is a  party  to a  collective  bargaining agreement,  and the Company and its  Subsidiaries  believe that  relations  with their employees are good. No executive officer (as defined in Rule 501(f) of the
1933 Act) has  notified  the  Company  that such  officer  intends  to leave the
Company's  employ or otherwise  terminate  such  officer's  employment  with the
Company.

            (n) Intellectual  Property Rights.  The Company and its Subsidiaries
own or possess  adequate rights or licenses to use all trademarks,  trade names, service  marks,  service mark  registrations,  service  names,  patents,  patent
rights,    copyrights,    inventions,    licenses,    approvals,    governmental
authorizations,  trade secrets and rights  necessary to conduct their respective businesses  as now  conducted.  None of the Company's  trademarks,  trade names, service  marks,  service mark  registrations,  service  names,  patents,  patent rights, copyrights,  inventions, licenses, approvals, government authorizations, trade secrets or other  intellectual  property  rights  necessary to conduct its business as now or as proposed to be conducted  have expired or  terminated,  or are  expected  to expire or  terminate  within  two years  from the date of this
Agreement.  The Company and its  Subsidiaries  do not have any  knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks,  service  mark  registrations,  trade secret or other  similar  rights of

                                       11

others,  or of any such  development  of similar or identical  trade  secrets or technical  information  by others  and there is no claim,  action or  proceeding being made or brought against, or to the Company's  knowledge,  being threatened against,  the  Company or its  Subsidiaries  regarding  trademark,  trade  name, patents, patent rights,  invention,  copyright,  license, service names, service marks, service mark registrations,  trade secret or other infringement;  and the
Company and its  Subsidiaries  are unaware of any facts or  circumstances  which might give rise to any of the foregoing.  The Company and its Subsidiaries  have taken reasonable  security measures to protect the secrecy,  confidentiality and value of all of their intellectual properties.

            (o) Environmental  Laws. The Company and its Subsidiaries (i) are in
compliance with any and all applicable  foreign,  federal,  state and local laws and  regulations  relating to the  protection  of human  health and safety,  the
environment  or  hazardous  or  toxic   substances  or  wastes,   pollutants  or
contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable  Environmental Laws to conduct their  respective  businesses  and  (iii) are in  compliance  with all terms and conditions of any such permit,  license or approval  where, in each of the three foregoing  cases,  the failure to so comply would have,  individually  or in the aggregate, a Material Adverse Effect.

            (p) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real  property and good and  marketable  title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects or such as do not  materially  affect the value of such  property and do not interfere  with the use made and proposed to be made of such property by the
Company or any of its Subsidiaries.  Any real property and facilities held under lease by the Company or any of its  Subsidiaries  are held by them under  valid, subsisting and  enforceable  leases with such exceptions as are not material and do not interfere  with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

            (q) Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such  amounts as  management  of the  Company  believes to be prudent and customary  in the  businesses  in which the  Company  and its  Subsidiaries  are engaged.  Neither  the  Company  nor any such  Subsidiary  has been  refused any insurance  coverage  sought or applied  for and neither the Company nor any such
Subsidiary  has any  reason  to  believe  that it will not be able to renew  its existing  insurance  coverage  as and when such  coverage  expires  or to obtain similar  coverage  from  similar  insurers as may be  necessary  to continue its business at a cost that would not have a Material Adverse Effect.

                                       12

            (r) Regulatory  Permits.  The Company and its  Subsidiaries  have in full force and effect all certificates,  approvals,  authorizations  and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective  properties and assets and conduct their respective  businesses,  and neither  the  Company  nor any  such  Subsidiary  has  received  any  notice  of proceedings  relating to the revocation or modification of any such certificate, approval,  authorization  or permit,  except for such  certificates,  approvals, authorizations  or  permits  which  if not  obtained,  or  such  revocations  or modifications which, would not have a Material Adverse Effect.

            (s)  Internal  Accounting  Controls.  The  Company  and  each of its
Subsidiaries  maintain a system of internal  accounting  controls  sufficient to provide  reasonable  assurance that (i)  transactions are executed in accordance with  management's  general or specific  authorizations,  (ii)  transactions are
recorded  as  necessary  to  permit  preparation  of  financial   statements  in
conformity with generally accepted  accounting  principles and to maintain asset accountability,  (iii) access to assets is  permitted  only in  accordance  with
management's   general  or  specific   authorization   and  (iv)  the   recorded
accountability  for assets is compared  with the existing  assets at  reasonable intervals and appropriate action is taken with respect to any differences.

            (t) No Materially  Adverse  Contracts,  Etc. Neither the Company nor
any of its  Subsidiaries  is subject to any  charter,  corporate  or other legal restriction,  or any judgment,  decree,  order,  rule or regulation which in the judgment of the  Company's  officers  has or is expected in the future to have a
Material  Adverse Effect.  Neither the Company nor any of its  Subsidiaries is a
party to any  contract  or  agreement  which in the  judgment  of the  Company's officers has or is expected to have a Material Adverse Effect.

            (u) Tax Status. The Company and each of its Subsidiaries has made or filed all United  States  federal  and state  income and all other tax  returns, reports and  declarations  required by any  jurisdiction  to which it is subject
(unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books  provisions  reasonably  adequate  for the payment of all unpaid  and  unreported  taxes)  and has paid all taxes  and other  governmental assessments  and charges that are material in amount,  shown or determined to be due on such returns,  reports and declarations,  except those being contested in good faith and has set aside on its books provision  reasonably adequate for the payment  of all  taxes for  periods  subsequent  to the  periods  to which  such returns,  reports  or  declarations  apply.  There  are no  unpaid  taxes in any material amount claimed to be due by the taxing  authority of any  jurisdiction, and the officers of the Company know of no basis for any such claim.

            (v) Certain  Transactions.  Except as set forth in the SEC Documents filed at least ten (10)  days  prior to the date  hereof  and  except  for arm's

                                       13

length transactions pursuant to which the Company makes payments in the ordinary course of business  upon terms no less  favorable  than the Company could obtain from third  parties and none of the  officers,  directors,  or  employees of the
Company is presently a party to any  transaction  with the Company or any of its
Subsidiaries  (other than for services as  employees,  officers and  directors), including  any  contract,  agreement  or  other  arrangement  providing  for the furnishing  of  services  to or by,  providing  for  rental of real or  personal property to or from,  or  otherwise  requiring  payments to or from any officer, director or such employee or, to the knowledge of the Company,  any corporation, partnership,  trust or other entity in which any officer,  director, or any such employee  has a  substantial  interest  or is an officer,  director,  trustee or partner.

            (w) Dilutive Effect.  The Company  understands and acknowledges that the number of shares of Common Stock  issuable upon  purchases  pursuant to this
Agreement  will  increase  in certain  circumstances.  The  Company's  executive officers  and  directors  have  studied and fully  understand  the nature of the transactions  contemplated  by this  Agreement  and  recognize  that they have a potential  dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company.  The Company  specifically  acknowledges  that,  subject to such limitations  as are  expressly  set  forth  in the  Transaction  Documents,  its obligation to issue shares of Common Stock upon the conversion of the Debentures is  absolute  and  unconditional  regardless  of the  dilutive  effect that such issuance  may  have on the  ownership  interests  of other  shareholders  of the
Company.

            (x) Right of First  Refusal.  Upon closing on not less than $200,000 hereunder,  the Company  shall give the Purchaser the right of first refusal for future fund raising for twelve (12) months  following the effective  date of the registration statement covering this Offering, except for the equity credit line financing  that the Company is in the process of closing.  The  Purchaser  shall have fifteen (15) business days in which to accept such offers upon receipt of a written term sheet from the Company.

            (y) Pending and Threatened Litigation. Except as otherwise disclosed in Exhibits attached hereto,  there is (i) no action,  suit or proceeding before or by any  court,  arbitrator  or  governmental  body  now  pending  or,  to the knowledge of the Company, threatened or contemplated to which the Company or any of its Subsidiaries is or may be a party or to which the business or property of the Company or any of its  Subsidiaries  is or may be bound or subject,  (ii) no law,  statute,  rule,  regulation,  order or  ordinance  that has been  enacted, adopted or issued by any  Governmental  Body or that,  to the  knowledge  of the
Company,  has been proposed by any  Governmental  Body  adversely  affecting the
Company or any of its  Subsidiaries,  (iii) no injunction,  restraining order or order of any nature by a federal, state or foreign court or Governmental Body of competent  jurisdiction  to which  the  Company  or any of its  Subsidiaries  is subject  issued that, in the case of clauses (i),  (ii) and (iii) above,  (A) is

                                       14

reasonably likely,  singly or in the aggregate,  to result in a Material Adverse
Effect or (B) would  interfere  with or  adversely  affect the  issuance  of the
Securities  or would be  reasonably  likely  to  render  any of the  Transaction
Documents or the Securities, or any portion thereof, invalid or unenforceable.

            4.  COVENANTS OF THE COMPANY

            (a) Best Efforts.  The Company shall use its best efforts  timely to satisfy  each  of  the  conditions  to be  satisfied  by it as  provided  in the
Transaction Documents.

            (b) Reporting Status. Until the earlier of (i) the date on which the
Purchaser may sell all of the  Securities  acquired  pursuant to this  Agreement without  restriction  pursuant to Rule 144(k) promulgated under the 1933 Act (or successor  thereto),  or (ii) the date on which the  Purchaser  has sold all the
Securities issuable hereunder, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as a reporting company under the 1933 Act.

            (c) Use of Proceeds.  The Company will use the net proceeds from the sale of the Securities for General working capital purposes.

            (d) Financial  Information.  The Company agrees to make available to the Purchaser via EDGAR or other electronic means the following to the Purchaser during the  Registration  Period:  (i) within  five (5)  Trading  Days after the filing  thereof  with the SEC,  a copy of its Annual  Reports on Form 10-K,  its
Quarterly  Reports  on Form  10-Q,  any  Current  Reports  on  Form  8-K and any
Registration  Statements or amendments  filed  pursuant to the 1933 Act; (ii) on the same day as the  release  thereof,  facsimile  copies of all press  releases issued by the Company or any of its  Subsidiaries,  (iii)  copies of any notices and other information made available or given to the shareholders of the Company generally,  contemporaneously with the making available or giving thereof to the shareholders  and (iv)  within  two (2)  calendar  days of  filing  or  delivery thereof, copies of all documents filed with, and all correspondence sent to, the
Principal Market, any securities exchange or market, or the National Association of Securities Dealers, Inc.

            (e) Filing of a Registration  Statement.  Within 60 days of June 15,
2001,  file a  registration  statement  covering the shares on Form SB2 or other covering  the  Common  Stock to be  issued  on  conversion  and to be  issued as interest under the terms of this Agreement and the Debenture.

            (f)  Filing of Form 8-K.  On or before  the date  which is three (3)
Trading Days after the Closing Date,  the Company shall file a Current Report on
Form 8-K with the SEC describing the terms of the  transaction  contemplated  by

                                       15

the  Transaction  Documents in the form required by the 1934 Act, if such filing is required.

            (g) Notice of Certain  Events  Affecting  Registration.  The Company
shall  promptly  notify  Purchaser  upon the  occurrence of any of the following events in respect of a Registration  Statement or related  prospectus in respect of an offering  of the  Securities:  (i)  receipt of any request for  additional information  by the SEC or any other  federal  or state  governmental  authority during the period of effectiveness of the Registration  Statement for amendments or supplements to the  Registration  Statement or related  prospectus;  (ii) the issuance by the SEC or any other federal or state governmental  authority of any stop order suspending the  effectiveness  of any  Registration  Statement or the
initiation  of  any  proceedings   for  that  purpose;   (iii)  receipt  of  any
notification  with respect to the suspension of the  qualification  or exemption from  qualification  of any of the  Shares for sale in any  jurisdiction  or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any  statement  made in such  Registration  Statement or related  prospectus or any document  incorporated  or deemed to be  incorporated therein by reference  untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a  Registration  Statement,  it will not contain any untrue statement of a material  fact or omit to state any material  fact required to be stated therein or necessary to make the statements  therein not misleading,  and that in the case of the  related  prospectus,  it will not  contain  any  untrue statement of a material  fact or omit to state any material  fact required to be stated therein or necessary to make the statements  therein, in the light of the circumstances under which they were made, not misleading;  and (v) the Company's reasonable  determination  that a  post-effective  amendment to the Registration
Statement would be appropriate, and the Company shall promptly make available to
Purchaser any such supplement or amendment to the related prospectus.

            (h)  Reimbursement.  If (i)  Purchaser,  other than by reason of its gross negligence or willful misconduct, to the knowledge of the Company, becomes involved in any capacity in any action,  proceeding or investigation  brought by any  shareholder  of the  Company,  in  connection  with or as a  result  of the consummation of the transactions  contemplated by the Transaction Documents,  or if Purchaser is impleaded in any such action, proceeding or investigation by any person,  or (ii)  Purchaser,  other  than by reason of its gross  negligence  or willful misconduct,  or representations  made by it to the Company, or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws,  becomes involved in any capacity in any action,  proceeding or investigation  brought  by the  SEC  against  or  involving  the  Company  or in connection  with  or  as a  result  of  the  consummation  of  the  transactions contemplated by the Transaction  Documents,  or if Purchaser is impleaded in any such action,  proceeding or investigation by any person,  then in any such case, the Company will reimburse Purchaser for its reasonable legal and other expenses

                                       16

(including the cost of any investigation and preparation) incurred in connection therewith,  as such expenses are incurred. In addition,  other than with respect to any matter in which  Purchaser  is a named  party,  the  Company  will pay to
Purchaser the charges,  as reasonably  determined by Purchaser,  for the time of any officers or employees of  Purchaser  devoted to appearing  and  preparing to appear as witnesses,  assisting in preparation for hearings,  trials or pretrial matters,  or otherwise  with respect to inquiries,  hearing,  trials,  and other proceedings relating to the subject matter of this Agreement.  The reimbursement obligations  of the  Company  under this  section  shall be in  addition  to any liability which the Company may otherwise have, shall extend upon the same terms and  conditions to any  affiliates of Purchaser  that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees, attorneys,  accountants,  auditors and controlling persons (if any), as the case may be, of Purchaser and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Purchaser and any such affiliate and any such person.

            (h) Indemnification.  In consideration of the Purchaser's  execution and delivery of the this  Agreement and the  Registration  Rights  Agreement and acquiring the Debentures hereunder and in addition to all of the Company's other obligations under the Transaction Documents,  the Company shall defend, protect, indemnify  and  hold  harmless  the  Purchaser  and all of  their  shareholders, officers,  directors,  employees and direct or indirect investors and any of the
foregoing  person's  agents  or  other   representatives   (including,   without
limitation,  those retained in connection with the transactions  contemplated by this Agreement)  (collectively,  the "Indemnitees") from and against any and all actions,  causes of action,  suits,  claims,  losses,  costs,  penalties,  fees, liabilities and damages, and expenses in connection  therewith  (irrespective of whether any such  Indemnitee is a party to the action for which  indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements
(the "Indemnified  Liabilities"),  incurred by any Indemnitee as a result of, or arising  out of,  or  relating  to (i) any  misrepresentation  or  breach of any representation  or warranty made by the Company in the Transaction  Documents or any other certificate,  instrument or document  contemplated  hereby or thereby,
(ii)  any  breach  of any  covenant,  agreement  or  obligation  of the  Company contained in the Transaction  Documents or any other certificate,  instrument or document  contemplated  hereby or  thereby,  (iii) any cause of action,  suit or claim  brought or made against such  Indemnitee by a third party and arising out of or resulting from the execution,  delivery, performance or enforcement of the
Transaction   Documents  or  any  other  certificate,   instrument  or  document
contemplated hereby or thereby,  (iv) any transaction financed or to be financed in whole or in part,  directly or indirectly,  with the proceeds of the issuance of the Debentures or (v) the status of the Purchaser or holder of the Debentures as an  investor in the  Company,  except  insofar as any such untrue  statement, alleged untrue statement,  omission or alleged omission is made in reliance upon and in  conformity  with  written  information  furnished  to the Company by the

                                       17

Purchaser  for  use  in the  preparation  of any  such  Registration  Statement,
preliminary  prospectus  or  prospectus.   To  the  extent  that  the  foregoing
undertaking  by the Company  may be  unenforceable  for any reason,  the Company shall make the maximum  contribution to the payment and  satisfaction of each of the  Indemnified  Liabilities  which is permissible  under  applicable  law. The indemnity  provisions  contained  herein  shall be in  addition  to any cause of action or similar  rights the Purchaser may have,  and any  liabilities to which the Purchaser may be subject.

            5. COVER.  If, the number of Shares  represented  by any  conversion notice become  restricted or are no longer  freely  trading for any reason,  and after the applicable  Closing Date, the Purchaser  purchases,  in an open market transaction or otherwise,  the Company's Common Stock (the "Covering Shares") in
order  to make  delivery  in  satisfaction  of a sale  of  Common  Stock  by the
Purchaser of Shares sold prior to the  Purchaser  having  notice that the Shares are restricted or no longer freely tradable (the "Sold Shares"),  which delivery such  Purchaser  anticipated  to make  using the  Common  Stock to be  delivered pursuant to the  conversion  notice (a  "Buy-In"),  the Company shall pay to the
Purchaser,  the  Buy-In  Adjustment  Amount  (as  defined  below).  The  "Buy-In
Adjustment  Amount"  applies only to sales of Shares which occurred prior to the
Purchaser having notice that the Shares had become  restricted or were no longer freely  tradable  and is the  amount  equal to the  excess,  if any,  of (a) the
Purchaser's total purchase price (including brokerage  commissions,  if any) for the Covering Shares over (b) the net proceeds (after brokerage  commissions,  if any)  received by the  Purchaser  from the sale of the Sold Shares.  The Company shall pay the Buy-In Adjustment Amount to the Purchaser in immediately available funds  immediately upon demand by the Purchaser.  By way of illustration and not in limitation of the foregoing, if the Purchaser purchases Common Stock having a total purchase price  (including  brokerage  commissions)  of $11,000 to cover a
Buy-In with respect to the Common Stock it sold for net proceeds of $10,000, the
Buy-In  Adjustment  Amount  which the  Company  will be  required  to pay to the
Purchaser will be $1,000.

            6.  PUBLICITY.  The Company and  Purchaser  shall  consult with each other in issuing any press releases or otherwise  making public  statements with respect to the  transactions  contemplated  hereby and no party  shall issue any such press release or otherwise make any such public statement without the prior written  consent of the other party,  which  consent  shall not be  unreasonably withheld or  delayed,  except  that no prior  consent  shall be required if such disclosure  is required by law,  in which such case the  disclosing  party shall provide the other party with prior notice of such public statement.

            7. DELIVERY INSTRUCTIONS.  At or prior to or on the Closing Date the
Company shall deliver to the Purchaser the Guarantee Agreement, the Stock Pledge
Agreement,  the  Escrow  Agreement  and the  Pending  or  Threatened  Litigation
Schedule to be attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D,

                                       18

respectively. Also, prior to or on the Closing Date the Company shall deliver to the  Purchaser  and Escrow  Agent an opinion  letter  signed by counsel  for the
Company in the form attached  hereto as Exhibit F and a copy of a fully executed board  resolution  approving  this  Offering  to be  attached  as Exhibit G. The
Debentures  being purchased  hereunder shall be delivered to the purchaser on or prior to the Closing Date. On or prior to the Closing,  the Purchaser shall wire to the Company and OGFRW the amounts set forth on Exhibit G.

            8.    UNDERSTANDINGS.

            The Purchaser understands,  acknowledges and agrees with the Company as follows:

            (a) This  Subscription may be rejected,  in whole or in part, by the
Company in its sole and absolute  discretion at any time before the date set for closing  (in  which  case  all or any  portion  of the  funds  representing  the subscription  which has been rejected shall be returned to the Purchaser without interest)  unless the Company has given notice of acceptance of the  Purchaser's subscription by signing this Agreement.

            (b) The representations,  warranties and agreements of the Purchaser and  the  Company  contained  herein  and  in any  other  writing  delivered  in connection with the transactions  contemplated  hereby shall be true and correct in all  material  respects on and as of the date of the sale of the  Debentures, and as of the date of the conversion  thereof, as if made on and as of such date and shall survive the execution and delivery of this  Agreement and the purchase of the Debentures.

            (c) This Offering is intended to be exempt from  registration  under the  Securities  Act by virtue of  Section  4(2) of the  Securities  Act and the provisions of Rule 506 of Regulation D  thereunder,  which is in part  dependent upon  the  truth,  completeness  and  accuracy  of the  statements  made  by the
Purchaser herein and in the Questionnaire.

            (d) If  Purchaser's  subscription  is  rejected in whole or in part, such amounts shall be returned to the Purchaser without interest.

            9.    LITIGATION.

            (a) Forum  Selection  and Consent to  Jurisdiction.  Any  litigation arising out of, under,  or in connection  with,  this Agreement or any course of conduct,  course of dealing,  statements (whether oral or written) or actions of the Company or  Purchaser  shall be brought and  maintained  exclusively  in the courts of the State of New York.  The Company hereby  expressly and  irrevocably submits to the  jurisdiction of the state and federal courts of the State of New
York for the purpose of any such  litigation as set forth above and  irrevocably

                                       19

agrees to be bound by any final  judgment  rendered  thereby in connection  with such  litigation.  The Company  further  irrevocably  consents to the service of process by registered mail,  postage  prepaid,  or by personal service within or without the State of New York.  The Company  hereby  expressly  and  irrevocably waives,  to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such  litigation  brought in any such court referred to above and any claim that any such litigation has been brought  in any  inconvenient  forum.  To the  extent  that the  Company  has or hereafter  may acquire any immunity from  jurisdiction  of any court or from any legal process (whether through service or notice,  attachment prior to judgment, attachment  in aid of  execution  or  otherwise)  with  respect to itself or its property,  the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other loan documents.

            (b) Waiver of Jury  Trial.  The  Purchaser  and the  Company  hereby knowingly,  voluntarily  and  intentionally  waive any rights they may have to a trial by jury in respect of any  litigation  based  hereon,  or arising  out of, under, or in connection with, this agreement,  or any course of conduct,  course of dealing,  statements (whether oral or written) or actions of the Purchaser or the Company.  The Company  acknowledges and agrees that it has received full and sufficient  consideration  for this  provision  and  that  this  provision  is a material inducement for the Purchaser entering into this Agreement.

            (c) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

            10.         MISCELLANEOUS.

            (a) All  pronouns  and any  variations  thereof used herein shall be deemed to refer to the masculine, feminine,  impersonal,  singular or plural, as the identity of the person or persons may require.

            (b) Neither this Agreement nor any provision hereof shall be waived, modified,  changed,  discharged,  terminated,  revoked or canceled, except by an instrument  in writing  signed by the party  effecting the same against whom any change, discharge or termination is sought.

            (c) Notices  required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally  delivered, received by facsimile  transmission or sent by registered  mail,  return receipt requested,  addressed:  (i) if to the Company, at LCS Golf, Inc., Attention: Dr.
Michael Mitchell,  CEO, 809 North Dixie Highway,  Suite 200, West Palm Beach, FL
33401,  (p)  561-835-8484,  (f) (845) 621-7091,  with a copy by facsimile to Ken
Schlesinger,  Esq., Olshan, Grundman, Frome, Rosenzweig & Wolosky, LLP, 505 Park
Avenue, New York, NY 10022 (p) 212-753-7200, (f) 212-980-7177 and (ii) if to the

                                       20

Purchaser, to Private Equity Group, LLC, Attention:  Michael Wainstein, 505 Park
Avenue,  New York, New York 10022 (p) (212) 755-1222 (f) (212) 319-8398,  with a copy by facsimile to Brian J. Neville,  Esq., Kogan, Taubman & Neville,  L.L.C.,
39 Broadway, Suite 2250, New York, NY 10006 (p) 212-425-8200, (f) 212-482-8104.

            (d) If any provision of this  Agreement is invalid or  unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative  to the extent that it may  conflict  therewith  and shall be deemed modified to conform with such statute or rule of law. Any provision  hereof that may prove invalid or  unenforceable  under any law shall not affect the validity or enforceability of any other provision hereof.

            (e) This Agreement, together with schedules, Exhibits A, B, C, D and
E  attached  hereto and made a part  hereof,  constitute  the  entire  agreement between the parties  hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. An executed facsimile copy of the  Agreement  shall be  effective  as an  original.  The  Exhibits and
Schedules are as follows:

            Exhibit A - Guarantee Agreement Exhibit B - Stock Pledge Agreement
            Exhibit C - Escrow Exhibit D - Threatened Litigation Schedule
            Exhibit E - Debentures Exhibit F - Opinion Letter
            Exhibit G - Board Resolutions Approving the Transactions
            Exhibit H - Wire Instructions
            Schedule of Debts in Default

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

                                       21

                                 LCS GOLF, INC.
                                  QUESTIONNAIRE

            The information  contained in this  Questionnaire is being furnished in order to determine  whether the  undersigned's  subscription  to purchase the
Debentures described in the Subscription Agreement may be accepted.

            ALL  INFORMATION  CONTAINED  IN THIS  QUESTIONNAIRE  WILL BE TREATED
CONFIDENTIALLY.  The  undersigned  understands,  however,  that the  Company may present this  Questionnaire  to such parties as it deems  appropriate  if called upon to establish  that the proposed  offer and sale of the Securities is exempt from  registration  under the Securities Act of 1933, as amended.  Further,  the undersigned  understands  that the  offering  is  required to be reported to the
Securities and Exchange  Commission,  NASDAQ and to various state securities and
"blue sky" regulators.

            IN ADDITION TO SIGNING THE  SIGNATURE  PAGE,  THE  UNDERSIGNED  MUST
COMPLETE FORM W-9 ATTACHED HERETO.

I.          PLEASE CHECK EACH OF THE STATEMENTS BELOW THAT APPLIES.

/ /           1. The undersigned:  (a) has total assets in excess of $5,000,000;
              (b) was not  formed for the  specific  purpose  of  acquiring  the
              Securities  and  (c)  has  its  principal  place  of  business  in
              ___________.

/ /           2. the undersigned is a natural person whose individual net worth*
              or joint net worth with his or her spouse exceeds $1,000,000.

/ /           3. the  undersigned  is a  natural  person  who had an  individual income*  in  excess of  $200,000  in each of 1999 and 2000 and who reasonably  expects an individual  income in excess of $200,000 in
              2001.  Such income is solely that of the  undersigned and excludes the income of the undersigned's spouse.

/ /           4. The  undersigned is a natural person who,  together with his or her spouse,  has had a joint income* in excess of $300,000 in each of 1999 and 2000 and who  reasonably  expects  a joint  income  in excess of $300,000 during 2001.

                                       22

*           For purposes of this  Questionnaire,  the term "net worth" means the excess of total  assets over total  liabilities.  In  determining  "income",  an investor should add to his or her adjusted gross income any amounts attributable to  tax-exempt  income  received,  losses  claimed  as a limited  partner in any limited partnership,  deductions claimed for depletion,  contributions to IRA or
Keogh  retirement  plan,  alimony  payments  and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

/ /         5.    The undersigned is:

                  (a) A bank as  defined in  Section  3(a)(2) of the  Securities
                  Act; or

                  (b) A savings and loan  association  or other  institution  as defined in Section  3(a)(5)(A) of the  Securities  Act whether acting in its individual or fiduciary capacity; or

                  (c) A broker or dealer  registered  pursuant  to Section 15 of the Securities Exchange Act of 1934; or

                  (d) An  insurance  company as defined in Section  2(13) of the
                  Securities Act; or

                  (e) An  investment  company  registered  under the  Investment
                  Company  Act of  1940 or a  business  development  company  as defined in Section  2(a)(48) of the Investment  Company Act of
                  1940; or

                  (f) A small business  investment  company licensed by the U.S.
                  Small Business  Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

/ /         6.    The undersigned is an entity in which all of the equity owners are accredited investors.

                                       23

II.          INVESTOR INFORMATION.

             If the undersigned is an individual:

             Name ____________________________________________

             Street Address __________________________________

             City, State, Zip Code ____________________________

             Phone, Fax ____________________________________

             Social Security Number (or Taxpayer Identification Number

             -----------------------------------------------

             Send Correspondence to:

             -----------------------------------------------

             -----------------------------------------------

             -----------------------------------------------

             -----------------------------------------------

             If the undersigned is a Partnership or Other Entity:

             Contact Name ___________________________________

             State of Organization ______________________________

             Principal Business Address _________________________

             City, State, Zip Code ______________________________

             Taxpayer Identification Number _____________________

             Phone, Fax _____________________________________

                                       24

                                 LCS GOLF, INC.
                                 SIGNATURE PAGE

            Your signature on this Signature Page evidences your agreement to be bound by the QUESTIONNAIRE and the SUBSCRIPTION AGREEMENT.

            1.  The  undersigned  hereby  represents  that  (a) the  information contained in the  Questionnaire is complete and accurate and (b) the undersigned will notify LCS GOLF,  INC.  immediately  if any  material  change in any of the information occurs prior to the acceptance of the undersigned's subscription and will promptly send LCS GOLF, INC. written confirmation of such change.

            2. The undersigned  signatory  hereby certifies that he/she has read
and  understands  the  Subscription   Agreement  and   Questionnaire,   and  the
representations  made  by the  undersigned  in the  Subscription  Agreement  and
Questionnaire are true and accurate.

-----------------------------------               ------------------------------
Amount of Debentures subscribed for                            Date

                                                  ------------------------------
                                                            (Purchaser)

                                                  By: __________________________
                                                            (Signature)

                                                  Name: ________________________
                                                        (Please Type or Print)

                                                  Title: _______________________
                                                          (Please Type or Print)

            THE SHARES  HAVE NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF
1933.  AS  AMENDED  (THE  "ACT"),  AND MAY  NOT BE  OFFERED,  SOLD OR  OTHERWISE
TRANSFERRED  UNLESS SUCH  SECURITIES  ARE INCLUDED IN AN EFFECTIVE  REGISTRATION
STATEMENT UNDER THE ACT.

                                       25

                             COMPANY ACCEPTANCE PAGE

This Subscription Agreement accepted
and agreed as of May 24, 2001

LCS GOLF, INC.

BY  _____________________________________________
    Dr. Michael Mitchell, its CEO duly authorized

                                       26

                                    EXHIBIT D

                        PENDING OR THREATENED LITIGATION

                                      -27